UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2004 Date of Report (Date of earliest event reported)

RLI Corp. (Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	0-6612 (Commission File Number)	37-0889946 (I.R.S. Employer Identification No.)

9025 North Lindberg Drive Peoria, Illinois 61615 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Press Release, dated January 22, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

On January 22, 2004, RLI Corp. announced its results of operations for the fourth quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by RLI Corp. announcing its fourth quarter results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RLI CORP.

RLI CORP By: /s/ JOSEPH E. DONDANVILLE Senior Vice President and Chief Financial Officer

Date: January 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated January 22, 2004 (furnished pursuant to Item 12).